EXHIBIT 24.1


                                POWER OF ATTORNEY

                 The undersigned directors of Viacom Inc. (the "Company") hereby constitute and appoint Michael D. Fricklas our true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign and file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), (1) the Company's Post-Effective Amendment No. 1 on Form S-8 to Form S-4 Registration Statement relating to the Stock Option Plans and Investment Plans listed below (the "Plans"), (2) any and all post-effective amendments to the registration statement on Form S-8, and any and all instruments and documents filed as a part of or in connection with said registration statement or amendments thereto, covering the shares of the Company's Class B Common Stock issued in connection with the Plans, and (3) any registration statements, reports and applications relating to such securities filed by the Company with the Commission and/or any national securities exchanges under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such registration statements or reports or amendments thereto; granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that the said attorney-in-fact and agent, shall do or cause to be done by virtue hereof.

         Investment Plans

         o        The Westinghouse Savings Program

         o        CBS Employee Investment Fund

         o        Infinity Broadcasting Corporation Employees' 401(k) Plan

         o        Infinity Broadcasting Corporation Employees' 401(k) Union Plan

         Stock Option Plans

         o Amended and Restated Infinity Broadcasting Corporation Stock Option Plan

         o Infinity Broadcasting Corporation Warrant Certificate No. 3 to Mel Karmazin

         o        King World 1998 Stock Option and Restricted Stock Purchase
                  Plan

         o King World 1996 Amended and Restated Stock Option and Restricted Stock Purchase Plan

         o        King World Salesforce Bonus Plan

         o Gaylord Entertainment Company Amended and Restated 1993 Stock Option and Incentive Plan

         o Gaylord Entertainment Company Amended and Restated 1991 Stock Option and Incentive Plan

         o CBS Corporation Deferred Compensation and Stock Plan for Directors o CBS 1991 Long-Term Incentive Plan o CBS 1993 Long-Term Incentive Plan o Westinghouse 1984 Long-Term Incentive Plan o Non-Qualified Stock Option Agreement for Leo Yochum



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

         Signature                                        Capacity                       Date
/s/ George S. Abrams                                      Director                       May 5, 2000
--------------------------------------
George S. Abrams


/s/ George H. Conrades                                    Director                       May 5, 2000
--------------------------------------
George H. Conrades


/s/ Philippe P. Dauman                                    Director                       May 5, 2000
--------------------------------------
Philippe P. Dauman


/s/ Thomas E. Dooley                                      Director                        May 5, 2000
--------------------------------------
Thomas E. Dooley


/s/ William H. Gray III                                   Director                        May 5, 2000
--------------------------------------
William H. Gray III


/s/ Mel Karmazin                                          Director, President             May 5, 2000
--------------------------------------
Mel Karmazin                                              and Chief Operating
                                                          Officer

/s/ Jan Leschly                                           Director                        May 5, 2000
--------------------------------------
Jan Leschly


/s/ David T. McLaughlin                                   Director                        May 5, 2000
--------------------------------------
David T. McLaughlin


/s/                                                       Director                        May 5, 2000
--------------------------------------
Leslie Moonves


/s/ Ken Miller                                            Director                        May 5, 2000
--------------------------------------
Ken Miller


/s/ Brent D. Redstone                                     Director                        May 5, 2000
--------------------------------------
Brent D. Redstone


/s/ Shari Redstone                                        Director                        May 5, 2000
--------------------------------------
Shari Redstone






/s/ Sumner M.  Redstone                                   Director                        May 5, 2000
--------------------------------------
Sumner M.  Redstone                                       Chairman of the Board,
                                                          and Chief Executive Officer
                                                          (Principal Executive Officer)

/s/ Fredric G.  Reynolds                                  Executive Vice President        May 5, 2000
--------------------------------------
Fredric G.  Reynolds                                      and Chief Financial Officer
                                                          (Principal Financial Officer)


/s/ Frederic V. Salerno                                   Director                        May 5, 2000
--------------------------------------
Frederic V. Salerno


/s/ William Schwartz                                      Director                        May 5, 2000
--------------------------------------
William Schwartz


/s/ Ivan Seidenberg                                       Director                        May 5, 2000
--------------------------------------
Ivan Seidenberg


/s/ Patty Stonesifer                                      Director                        May 5, 2000
--------------------------------------
Patty Stonesifer


/s/ Robert D. Walter                                      Director                        May 5, 2000
--------------------------------------
Robert D. Walter


/s/ Susan C. Gordon                                       Vice President,                 May 5, 2000
--------------------------------------
Susan C. Gordon                                           Controller and
                                                          Chief Accounting Officer
                                                          (Principal Accounting Officer)